UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2012

CARLISLE COMPANIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-9278	31-1168055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11605 North Community House Road, Suite 600, Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 501-1100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 15, 2012, Carlisle Companies Incorporated (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters named therein, in connection with the public offering and sale of $350,000,000 aggregate principal amount of the Company’s 3.75% Notes due 2022 (the “Notes”) and entered into a related Pricing Agreement, dated November 15, 2012, among the Company, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.  The Notes were registered for offer and sale by the Company’s Registration Statement on Form S-3 (Registration No. 333-170980).  In connection with the public offering and sale of the Notes, the Company filed a prospectus dated December 6, 2010 and a prospectus supplement dated November 15, 2012 (collectively, the “Final Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended.

Interest on the Notes is payable semiannually on May 15 and November 15 of each year, commencing May 15, 2013, to holders of record on the preceding May 1 or November 1, as the case may be.  The Notes will mature on November 15, 2022.  The Notes are the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s existing and future senior unsecured indebtedness.  The terms of the Notes are further described in the Final Prospectus, which description is hereby incorporated herein by reference.

The Notes were issued on November 20, 2012 pursuant to the Indenture, dated as of January 15, 1997, between the Company and U.S. Bank National Association (as successor to State Street Bank and Trust Company, as successor to Fleet National Bank) (the “Original Trustee”), as amended and supplemented by a First Supplemental Indenture, dated as of August 18, 2006, among the Company, the Original Trustee and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Trust Company, N.A.), a Second Supplemental Indenture, dated December 9, 2010, among the Company, the Original Trustee and The Bank of New York Mellon Trust Company, N.A. (the “Series Trustee”) and a Third Supplemental Indenture (the “Third Supplemental Indenture”), dated November 20, 2012, among the Company, the Original Trustee and the Series Trustee, which provides for the appointment of the Series Trustee to serve as the registrar, paying agent and trustee with respect to the Notes.

The descriptions of the Underwriting Agreement, the Pricing Agreement and the Third Supplemental Indenture are qualified in their entirety by the terms of such agreements themselves.  Please refer to such agreements and the form of Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 4.1 and 4.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement and Pricing Agreement, each dated as of November 15, 2012

4.1

Third Supplemental Indenture, dated as of November 20, 2012, among Carlisle Companies Incorporated, U.S. Bank National Association (as successor to State Street Bank and Trust Company, as successor to Fleet National Bank) and The Bank of New York Mellon Trust Company, N.A.

4.2	Form of 3.75% Note due 2022

5.1	Opinion of Hunton & Williams LLP regarding the Notes

23.1	Consent of Hunton & Williams LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARLISLE COMPANIES INCORPORATED

	By:	/s/ Steven J. Ford
	Name:	Steven J. Ford
	Title:	Vice President and Chief Financial Officer

DATE: November 20, 2012

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement and Pricing Agreement, each dated as of November 15, 2012

4.1

Third Supplemental Indenture, dated as of November 20, 2012, among Carlisle Companies Incorporated, U.S. Bank National Association (as successor to State Street Bank and Trust Company, as successor to Fleet National Bank) and The Bank of New York Mellon Trust Company, N.A.

4.2	Form of 3.75% Note due 2022

5.1	Opinion of Hunton & Williams LLP regarding the Notes

23.1	Consent of Hunton & Williams LLP (contained in Exhibit 5.1)